                                                                  EXHIBIT 99.01
CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT

                                                            [LOGO APPEARS HERE]

--------------------------------------------------------------------------------------------------------
                                                                                             Page Number
                                                                                             -----------

      CITIGROUP CONSOLIDATED

            FINANCIAL SUMMARY                                                                       1

            SEGMENT CORE INCOME:
                 Product View                                                                       2
                 Regional View                                                                      3

            SEGMENT REVENUES:
                 Product View                                                                       4
                 Regional View                                                                      5

      SEGMENT DETAIL

            GLOBAL CONSUMER:

               CARDS
               Income Summary and Key Indicators                                                    6
               Geographic Distribution                                                              7
               Citi Cards                                                                           8

               CONSUMER FINANCE
               Income Summary and Key Indicators                                                    9
               Geographic Distribution                                                             10
               Citifinancial                                                                       11

               RETAIL BANKING
               Income Summary and Key Indicators                                                   12
               Geographic Distribution                                                             13

            GLOBAL CORPORATE AND INVESTMENT BANK:
               Income Statement                                                                    14
               Revenue Details                                                                     15
               Capital Markets and Banking                                                         16
               Private Client                                                                      17
               Transaction Services                                                                18

            GLOBAL INVESTMENT MANAGEMENT:
               Life Insurance and Annuities                                                        19
               Private Banking                                                                     20
               Asset Management                                                                    21

            PROPERTY AND CASUALTY:
               Personal Lines                                                                      22
               Commercial Lines                                                                    23

            PROPRIETARY INVESTMENT ACTIVITIES                                                      24

            Insurance Investment Portfolio                                                         25

      CITIGROUP SUPPLEMENTAL DETAIL

            Consolidated Statement of Income                                                       26
            Earnings Analysis - Managed Basis                                                      27
            Consolidated Statement of Financial Position                                           28
            Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                        29
            Reserve for Loan Losses                                                                30
            NonPerforming Assets                                                                   31

--------------------------------------------------------------------------------------------------------

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

                                                            [LOGO APPEARS HERE]


  CITIGROUP, THE PREEMINENT GLOBAL FINANCIAL SERVICES COMPANY WITH 200 MILLION CUSTOMER ACCOUNTS IN MORE THAN 100 COUNTRIES, PROVIDES CONSUMERS, CORPORATIONS,
    GOVERNMENTS AND INSTITUTIONS A COMPLETE RANGE OF FINANCIAL PRODUCTS AND
                                   SERVICES.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     1Q 2002 VS.
                                                        1Q            2Q             3Q         4Q          1Q     1Q 2001 INCREASE/
                                                       2001          2001           2001       2001        2002       (DECREASE)
                                                   ---------     ---------     ---------   ---------   ---------   -----------------
CORE INCOME                                        $  3,660      $  3,785      $  3,262    $  3,862    $  3,859          5%
Restructuring -Related Items                            (80)         (133)          (85)         13         (30)
Gain on Sale of Stock by Subsidiary                       -             -             -           -       1,061
Cumulative Effect of Accounting Changes                 (42)         (116)            -           -         (47)
                                                   ---------     ---------     ---------   ---------   ---------
Net Income                                         $  3,538      $  3,536      $  3,177    $  3,875    $  4,843         37%
                                                   =========     =========     =========   =========   =========
BASIC EARNINGS PER SHARE:

Core Income                                        $   0.73      $   0.75      $   0.64    $   0.75    $   0.75          3%
                                                   =========     =========     =========   =========   =========
Net Income                                         $   0.70      $   0.70      $   0.62    $   0.75    $   0.94         34%
                                                   =========     =========     =========   =========   =========

Weighted average common shares
    applicable to Basic EPS                         4,984.7       4,979.6       5,060.8     5,101.8     5,110.5
                                                   =========     =========     =========   =========   =========

Preferred Dividends - Basic                        $     28      $     28      $     28    $     26    $     21
                                                   =========     =========     =========   =========   =========

DILUTED EARNINGS PER SHARE:


Core Income                                        $   0.71      $   0.74      $   0.63    $   0.74    $   0.74          4%
                                                   =========     =========     =========   =========   =========
Net Income                                         $   0.69      $   0.69      $   0.61    $   0.74    $   0.93         35%
                                                   =========     =========     =========   =========   =========

Adjusted weighted average common shares
    applicable to Diluted EPS                       5,110.0       5,100.0       5,169.0     5,209.1     5,209.8
                                                   =========     =========     =========   =========   =========

Preferred Dividends - Diluted                      $     28      $     28      $     28    $     26    $     21
                                                   =========     =========     =========   =========   =========

Common Shares Outstanding, at period end            5,033.7       5,026.1       5,144.2     5,148.7     5,165.4
                                                   =========     =========     =========   =========   =========

Tier 1 Capital Ratio                                   8.56%         8.82%         8.20%       8.42%       9.13%
                                                   =========     =========     =========   =========   =========
Total Capital Ratio                                   11.31%        11.49%        10.77%      10.92%      11.59%
                                                   =========     =========     =========   =========   =========
Leverage Ratio                                         6.10%         6.17%         5.65%       5.64%       5.89%
                                                   =========     =========     =========   =========   =========

Total Assets, at period end (in billions)          $  944.3      $  953.4      $1,068.2    $1,051.5    $1,057.7
                                                   =========     =========     =========   =========   =========
Stockholders' Equity, at period end (in billions)  $   68.7      $   70.5      $   78.4    $   81.2    $   83.6
                                                   =========     =========     =========   =========   =========
Stockholders' Equity and Trust Securities, at
   period end (in billions)                        $   73.6      $   75.1      $   85.5    $   88.4    $   90.3
                                                   =========     =========     =========   =========   =========

Book Value Per Share, at period end                $  13.29      $  13.68      $  14.90    $  15.48    $  15.92
                                                   =========     =========     =========   =========   =========

Return on Common Equity (Net Income)                   21.7%         20.9%         17.1%       19.5%       24.0%
                                                   =========     =========     =========   =========   =========
Return on Common Equity (Core Income)                  22.5%         22.4%         17.5%       19.4%       19.1%
                                                   =========     =========     =========   =========   =========

------------------------------------------------------------------------------------------------------------------------------------

CITIGROUP --  CORE INCOME
PRODUCT VIEW
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002           (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------
GLOBAL CONSUMER:
     Cards                                               $   586    $   555    $   710    $   731    $   597               2%
     Consumer Finance                                        397        491        549        488        536              35%
     Retail Banking                                          563        594        727        720        726              29%
     Other                                                   (41)       (29)       (24)       (54)       (47)            (15%)
                                                         --------   --------   --------   --------   --------
       TOTAL GLOBAL CONSUMER                               1,505      1,611      1,962      1,885      1,812              20%
                                                         --------   --------   --------   --------   --------
GLOBAL CORPORATE AND INVESTMENT BANK:

     Capital Markets and Banking                           1,201      1,033      1,006        768      1,029             (14%)
     Private Client                                          196        206        182        189        197               1%
     Transaction Services                                     91        116        100        113         82             (10%)
     Other                                                   (12)        35          7         24        (22)            (83%)
                                                         --------   --------   --------   --------   --------
        TOTAL GLOBAL CORPORATE AND INVESTMENT BANK         1,476      1,390      1,295      1,094      1,286             (13%)
                                                         --------   --------   --------   --------   --------
GLOBAL INVESTMENT MANAGEMENT:

     Life Insurance and Annuities                            215        236        185        200        204             (5%)
     Private Banking                                          95         92         91         94        112              18%
     Asset Management                                         91         84        104        125        126              38%
                                                         --------   --------   --------   --------   --------
        TOTAL GLOBAL INVESTMENT MANAGEMENT                   401        412        380        419        442              10%
                                                         --------   --------   --------   --------   --------
PROPRIETARY INVESTMENT ACTIVITIES (1)                          6        208       (185)       289         51              NM
CORPORATE / OTHER                                           (196)      (179)      (133)      (129)       (78)             60%

PROPERTY AND CASUALTY:

Personal Lines                                                95         47         32         60         71             (25%)
Commercial Lines                                             296        302       (127)       281        278              (6%)
Realized Insurance Investment Portfolio Gains (Losses)       125         32         63        (10)        19             (85%)
Interest and Other                                           (48)       (38)       (25)       (27)       (22)             54%
                                                         --------   --------   --------   --------   --------
   TOTAL PROPERTY AND CASUALTY                               468        343        (57)       304        346             (26%)
                                                         --------   --------   --------   --------   --------

-------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                        $ 3,660    $ 3,785    $ 3,262    $ 3,862    $ 3,859               5%
-------------------------------------------------------------------------------------------------------------


(1) Includes Realized Insurance Investment Portfolio Gains (Losses) primarily from the Life Insurance and Annuities, and Primerica Financial Services businesses.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP --  CORE INCOME
REGIONAL VIEW
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002           (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------
     NORTH AMERICA (EXCLUDING MEXICO) (1)

        Consumer                                         $ 1,005    $ 1,065    $ 1,238    $ 1,275    $ 1,215              21%
        Corporate                                            731        752        794        542        907              24%
        Investment Management                                327        355        306        328        357               9%
                                                         --------   --------   --------   --------   --------
           TOTAL NORTH AMERICA (EXCLUDING MEXICO)          2,063      2,172      2,338      2,145      2,479              20%
                                                         --------   --------   --------   --------   --------
     MEXICO

        Consumer                                             (14)       (13)       112        110        145               NM
        Corporate                                             19         22          4         61         98               NM
        Investment Management                                  7         10         19         46         48               NM
                                                         --------   --------   --------   --------   --------
           TOTAL MEXICO                                       12         19        135        217        291               NM
                                                         --------   --------   --------   --------   --------
     WESTERN EUROPE

        Consumer                                             104         98        115        130        134              29%
        Corporate                                            186        126         85        146         44             (76%)
        Investment Management                                  1          1          -          4         (7)              NM
                                                         --------   --------   --------   --------   --------
           TOTAL WESTERN EUROPE                              291        225        200        280        171             (41%)
                                                         --------   --------   --------   --------   --------
     JAPAN

        Consumer                                             205        242        259        257        240              17%
        Corporate                                             98          4         19        (21)        23             (77%)
        Investment Management                                  8          6          9         10         16              100%
                                                         --------   --------   --------   --------   --------
           TOTAL JAPAN                                       311        252        287        246        279             (10%)
                                                         --------   --------   --------   --------   --------
     ASIA (EXCLUDING JAPAN)

        Consumer                                             142        144        157        165        145               2%
        Corporate                                            128        225        101        176        175              37%
        Investment Management                                 27         14         18         20         27               -
                                                         --------   --------   --------   --------   --------
           TOTAL ASIA                                        297        383        276        361        347              17%
                                                         --------   --------   --------   --------   --------
     LATIN AMERICA

        Consumer                                              49         55         57        (78)       (92)              NM
        Corporate                                            162        155        175         57        (92)              NM
        Investment Management                                 23         18         22          2         (3)              NM
                                                         --------   --------   --------   --------   --------
           TOTAL LATIN AMERICA                               234        228        254        (19)      (187)              NM
                                                         --------   --------   --------   --------   --------
     CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA

        Consumer                                              14         20         24         26         25              79%
        Corporate                                            152        106        117        133        131             (14%)
        Investment Management                                  8          8          6          9          4             (50%)
                                                         --------   --------   --------   --------   --------
           TOTAL CENTRAL & EASTERN EUROPE, MIDDLE
                EAST & AFRICA                                174        134        147        168        160              (8%)
                                                         --------   --------   --------   --------   --------

     PROPRIETARY INVESTMENT ACTIVITIES                         6        208       (185)       289         51               NM
     CORPORATE / OTHER                                      (196)      (179)      (133)      (129)       (78)             60%

     PROPERTY AND CASUALTY:

        Personal Lines                                        95         47         32         60         71             (25%)
        Commercial Lines                                     296        302       (127)       281        278              (6%)
        Realized Insurance Investment Portfolio
                Gains (Losses)                               125         32         63        (10)        19             (85%)
        Interest and Other                                   (48)       (38)       (25)       (27)       (22)             54%
                                                         --------   --------   --------   --------   --------
        TOTAL PROPERTY AND CASUALTY                          468        343        (57)       304        346             (26%)
                                                         --------   --------   --------   --------   --------

-------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                        $ 3,660    $ 3,785    $ 3,262    $ 3,862    $ 3,859               5%
-------------------------------------------------------------------------------------------------------------

(1) Excludes Property and Casualty, Proprietary Investment Activities and Corporate / Other.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP --  ADJUSTED NET REVENUES
PRODUCT VIEW
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------
GLOBAL CONSUMER:
     Cards                                               $ 3,606    $ 3,675    $ 4,032    $ 4,195    $ 4,150              15%
     Consumer Finance                                      2,153      2,178      2,300      2,237      2,298               7%
     Retail Banking                                        2,490      2,568      3,021      3,159      3,335              34%
     Other                                                    42        120        103         54         35             (17%)
                                                         --------   --------   --------   --------   --------
       TOTAL GLOBAL CONSUMER                               8,291      8,541      9,456      9,645      9,818              18%
                                                         --------   --------   --------   --------   --------
GLOBAL CORPORATE AND INVESTMENT BANK:

     Capital Markets and Banking                           5,172      4,153      3,868      4,299      4,631             (10%)
     Private Client                                        1,549      1,508      1,450      1,433      1,477              (5%)
     Transaction Services                                    902        891        856        867        835              (7%)
     Other                                                   (65)       (18)       (60)       (59)       (99)            (52%)
                                                         --------   --------   --------   --------   --------
        TOTAL GLOBAL CORPORATE AND INVESTMENT BANK         7,558      6,534      6,114      6,540      6,844              (9%)
                                                         --------   --------   --------   --------   --------
GLOBAL INVESTMENT MANAGEMENT:

     Life Insurance and Annuities                          1,170      1,014        972      1,223      1,002             (14%)
     Private Banking                                         392        376        366        408        423               8%
     Asset Management                                        516        491        546        532        519               1%
                                                         --------   --------   --------   --------   --------
        TOTAL GLOBAL INVESTMENT MANAGEMENT                 2,078      1,881      1,884      2,163      1,944              (6%)
                                                         --------   --------   --------   --------   --------
PROPRIETARY INVESTMENT ACTIVITIES (1)                         41        311       (262)       494        117               NM
CORPORATE / OTHER                                           (132)      (105)       (87)       (10)        96               NM

PROPERTY AND CASUALTY:

Personal Lines                                             1,092      1,117      1,137      1,156      1,155               6%
Commercial Lines                                           1,994      2,040      1,992      2,036      2,047               3%
Realized Insurance Investment Portfolio Gains (Losses)       192         50         96        (16)        29             (85%)
Interest and Other                                           (67)       (54)       (36)       (39)       (34)             49%
                                                         --------   --------   --------   --------   --------
   TOTAL PROPERTY AND CASUALTY                             3,211      3,153      3,189      3,137      3,197               -
                                                         --------   --------   --------   --------   --------

-------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                              $21,047    $20,315    $20,294    $21,969    $22,016               5%
-------------------------------------------------------------------------------------------------------------

(1) Includes Realized Insurance Investment Portfolio Gains (Losses) primarily from the Life Insurance and Annuities, and Primerica Financial Services businesses.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP --  ADJUSTED NET REVENUES
REGIONAL VIEW
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------
     NORTH AMERICA (EXCLUDING MEXICO) (1)
        Consumer                                         $ 5,786    $ 6,049    $ 6,406    $ 6,577    $ 6,601              14%
        Corporate                                          4,634      3,820      3,746      3,923      4,400              (5%)
        Investment Management                              1,613      1,457      1,354      1,587      1,402             (13%)
                                                         --------   --------   --------   --------   --------
           TOTAL NORTH AMERICA (EXCLUDING MEXICO)         12,033     11,326     11,506     12,087     12,403               3%
                                                         --------   --------   --------   --------   --------
     MEXICO
        Consumer                                              57         72        532        750        753               NM
        Corporate                                             84         77         83        205        198               NM
        Investment Management                                 46         46        106        212        185               NM
                                                         --------   --------   --------   --------   --------
           TOTAL MEXICO                                      187        195        721      1,167      1,136               NM
                                                         --------   --------   --------   --------   --------
     WESTERN EUROPE
        Consumer                                             564        540        583        607        612               9%
        Corporate                                          1,129      1,058        803        956        796             (29%)
        Investment Management                                 77         73         75         71         66             (14%)
                                                         --------   --------   --------   --------   --------
           TOTAL WESTERN EUROPE                            1,770      1,671      1,461      1,634      1,474             (17%)
                                                         --------   --------   --------   --------   --------
     JAPAN
        Consumer                                             835        837        880        878        817              (2%)
        Corporate                                            192         50         66         16         63             (67%)
        Investment Management                                 57         57         58         63         70              23%
                                                         --------   --------   --------   --------   --------
           TOTAL JAPAN                                     1,084        944      1,004        957        950             (12%)
                                                         --------   --------   --------   --------   --------
     ASIA (EXCLUDING JAPAN)
        Consumer                                             548        545        559        571        557               2%
        Corporate                                            557        651        509        564        569               2%
        Investment Management                                107         81         85         99        103              (4%)
                                                         --------   --------   --------   --------   --------
           TOTAL ASIA                                      1,212      1,277      1,153      1,234      1,229               1%
                                                         --------   --------   --------   --------   --------
     LATIN AMERICA
        Consumer                                             366        357        350        114        322             (12%)
        Corporate                                            473        456        492        447        387             (18%)
        Investment Management                                139        131        171         91         80             (42%)
                                                         --------   --------   --------   --------   --------
           TOTAL LATIN AMERICA                               978        944      1,013        652        789             (19%)
                                                         --------   --------   --------   --------   --------
     CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
        Consumer                                             135        141        146        148        156              16%
        Corporate                                            489        422        415        429        431             (12%)
        Investment Management                                 39         36         35         40         38              (3%)
                                                         --------   --------   --------   --------   --------
           TOTAL CENTRAL & EASTERN EUROPE, MIDDLE
                    EAST & AFRICA                            663        599        596        617        625              (6%)
                                                         --------   --------   --------   --------   --------

     PROPRIETARY INVESTMENT ACTIVITIES                        41        311       (262)       494        117               NM
     CORPORATE / OTHER                                      (132)      (105)       (87)       (10)        96               NM

     PROPERTY AND CASUALTY:
        Personal Lines                                     1,092      1,117      1,137      1,156      1,155               6%
        Commercial Lines                                   1,994      2,040      1,992      2,036      2,047               3%
        Realized Insurance Investment Portfolio
                    Gains (Losses)                           192         50         96        (16)        29             (85%)
        Interest and Other                                   (67)       (54)       (36)       (39)       (34)             49%
                                                         --------   --------   --------   --------   --------
        TOTAL PROPERTY AND CASUALTY                        3,211      3,153      3,189      3,137      3,197               -
                                                         --------   --------   --------   --------   --------

-------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                              $21,047    $20,315    $20,294    $21,969    $22,016               5%
-------------------------------------------------------------------------------------------------------------

(1) Excludes Property and Casualty, Proprietary Investment Activities and Corporate / Other.

NM- Not meaningful

GLOBAL CONSUMER
CARDS
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------

ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)           $ 3,606    $ 3,675    $ 4,032    $ 4,195    $ 4,150              15%
Adjusted Operating Expenses                                1,355      1,314      1,361      1,398      1,321             (3%)
Adjusted Provision for Credit Losses (1)                   1,322      1,482      1,552      1,694      1,911              45%
                                                         --------   --------   --------   --------   --------
Core Income Before Taxes                                     929        879      1,119      1,103        918             (1%)
Income Taxes                                                 343        324        409        372        321             (6%)
                                                         --------   --------   --------   --------   --------
CORE INCOME                                              $   586    $   555    $   710    $   731    $   597              2%
                                                         ========   ========   ========   ========   ========
Managed Average Assets (in billions of dollars)          $   117    $   118    $   122    $   123    $   123              5%
                                                         ========   ========   ========   ========   ========
Return on Managed Assets                                    2.03%      1.89%      2.31%      2.36%      1.97%
                                                         ========   ========   ========   ========   ========

KEY INDICATORS:
(in billions of dollars)



TOTAL EOP OPEN ACCOUNTS (IN MILLIONS):

     North America                                          95.5       95.5       97.3       96.8       95.5              -
     International                                          11.3       12.0       12.4       12.9       12.9             14%
                                                         --------   --------   --------   --------   --------
             Total                                         106.8      107.5      109.7      109.7      108.4              1%
                                                         ========   ========   ========   ========   ========

TOTAL SALES:

     North America                                       $  54.8    $  59.0    $  58.5    $  60.9    $  54.9              -
     International                                           7.7        8.2        8.2        8.3        7.7              -
                                                         --------   --------   --------   --------   --------
             Total                                       $  62.5    $  67.2    $  66.7    $  69.2    $  62.6              -
                                                         ========   ========   ========   ========   ========

AVERAGE MANAGED LOANS:

     North America                                       $ 102.2    $ 102.4    $ 105.9    $ 107.6    $ 107.6              5%
     International                                           9.5        9.8       10.4       10.4       10.2              7%
                                                         ========   ========   ========   ========   ========
             Total                                       $ 111.7    $ 112.2    $ 116.3    $ 118.0    $ 117.8              5%
                                                         ========   ========   ========   ========   ========


MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):

     North America                                       $ 1,217    $ 1,401    $ 1,448    $ 1,589    $ 1,681             38%
     International                                            90        102        100        104        112             24%
                                                         --------   --------   --------   --------   --------
             Total                                       $ 1,307    $ 1,503    $ 1,548    $ 1,693    $ 1,793             37%
                                                         ========   ========   ========   ========   ========

END OF PERIOD MANAGED RECEIVABLES                        $ 111.9    $ 116.0    $ 119.5    $ 122.6    $ 118.9              6%
NET CREDIT LOSS RATIO                                       4.74%      5.37%      5.28%      5.69%      6.17%

LOANS 90+DAYS PAST DUE:

     In millions of dollars                              $ 2,001    $ 1,938    $ 2,119    $ 2,384    $ 2,488             24%
     %                                                      1.80%      1.68%      1.79%      1.96%      2.11%

(1) On a managed basis.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
GEOGRAPHIC DISTRIBUTION
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

     ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)      $ 3,047    $ 3,130    $ 3,470    $ 3,738    $ 3,609              18%
     Adjusted Operating Expenses                           1,058      1,024      1,082      1,122      1,040              (2%)
     Adjusted Provision for Credit Losses (1)              1,229      1,379      1,449      1,589      1,681              37%
                                                         --------   --------   --------   --------   --------
     Core Income Before Taxes                                760        727        939      1,027        888              17%
     Income Taxes                                            283        271        348        349        320              13%
                                                         --------   --------   --------   --------   --------
     CORE INCOME                                         $   477    $   456    $   591    $   678    $   568              19%
                                                         ========   ========   ========   ========   ========
     Managed Average Assets (in billions of dollars)     $   107    $   107    $   111    $   112    $   112               5%
                                                         ========   ========   ========   ========   ========
     Return on Managed Assets                               1.81%      1.71%      2.11%      2.40%      2.06%
                                                         ========   ========   ========   ========   ========


INTERNATIONAL

     TOTAL REVENUES, NET OF INTEREST EXPENSE             $   559    $   545    $   562    $   457    $   541              (3%)
     Adjusted Operating Expenses                             297        290        279        276        281              (5%)
     Provision for Credit Losses                              93        103        103        105        230               NM
                                                         --------   --------   --------   --------   --------
     Core Income Before Taxes                                169        152        180         76         30             (82%)
     Income Taxes                                             60         53         61         23          1             (98%)
                                                         --------   --------   --------   --------   --------
     CORE INCOME                                         $   109    $    99    $   119    $    53    $    29             (73%)
                                                         ========   ========   ========   ========   ========
     Average Assets (in billions of dollars)             $    10    $    11    $    11    $    11    $    11              10%
                                                         ========   ========   ========   ========   ========
     Return on Assets                                       4.42%      3.61%      4.29%      1.91%      1.07%
                                                         ========   ========   ========   ========   ========

(1) On a managed basis.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
CITICARDS - SUPPLEMENTAL DATA
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------
CITICARDS AND DINERS CLUB:
ADJUSTED REVENUES, NET OF INTEREST EXPENSE               $ 3,012    $ 3,085    $ 3,340    $ 3,548    $ 3,438              14%
Adjusted Operating Expenses                                1,040      1,002      1,002      1,019        953              (8%)
Adjusted Provision for Credit Losses                       1,221      1,371      1,434      1,567      1,659              36%
                                                         --------   --------   --------   --------   --------
Core Income Before Taxes                                     751        712        904        962        826              10%
Income Taxes                                                 279        264        338        339        306              10%
                                                         --------   --------   --------   --------   --------
CORE INCOME                                              $   472    $   448    $   566    $   623    $   520              10%
                                                         ========   ========   ========   ========   ========
Managed Average Assets (in billions of dollars)          $   106    $   106    $   109    $   110    $   110               4%
                                                         ========   ========   ========   ========   ========
Return on Managed Assets                                    1.81%      1.70%      2.06%      2.25%      1.92%
                                                         ========   ========   ========   ========   ========
CITICARDS (1):
KEY INDICATORS:
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (2)        $ 2,379    $ 2,421    $ 2,696    $ 2,904    $ 2,767              16%
% of Average Managed Loans                                  9.63%      9.65%     10.38%     11.04%     10.77%

Risk Adjusted Revenue (in millions of dollars) (3)       $ 1,716    $ 1,613    $ 1,838    $ 1,909    $ 1,705              (1%)
% of Average Managed Loans                                  6.95%      6.43%      7.08%      7.25%      6.64%
Adjusted Operating Expenses as % of Average Managed
         Loans                                              3.93%      3.73%      3.61%      3.50%      3.48%

End of Period Managed Receivables                        $ 100.5    $ 103.9    $ 105.6    $ 108.9    $ 105.4               5%
Total EOP Open Accounts (in millions)                       93.2       94.1       93.4       92.9       91.6              (2%)
Total Sales                                              $  51.2    $  55.6    $  55.0    $  56.7    $  50.8              (1%)

END OF PERIOD LOANS:
     On Balance Sheet                                    $  32.6    $  32.6    $  33.0    $  34.2    $  31.8              (2%)
     Securitized                                            60.1       61.4       65.2       67.0       65.9              10%
     Held for Sale                                           7.0        9.0        6.5        6.5        6.5              (7%)
                                                         --------   --------   --------   --------   --------
        Total                                            $  99.7    $ 103.0    $ 104.7    $ 107.7    $ 104.2               5%
                                                         ========   ========   ========   ========   ========
AVERAGE LOANS:
     On Balance Sheet                                    $  34.7    $  33.5    $  33.5    $  33.0    $  30.9             (11%)
     Securitized                                            58.5       59.7       61.3       64.9       66.8              14%
     Held for Sale                                           7.0        7.4        8.2        6.5        6.5              (7%)
                                                         --------   --------   --------   --------   --------
        Total                                            $ 100.2    $ 100.6    $ 103.0    $ 104.4    $ 104.2               4%
                                                         ========   ========   ========   ========   ========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
     On Balance Sheet                                    $   465    $   481    $   541    $   615    $   633              36%
     Securitized                                             668        812        790        870        935              40%
     Held for Sale                                            63         90         92         69         78              24%
                                                         --------   --------   --------   --------   --------
        Total                                            $ 1,196    $ 1,383    $ 1,423    $ 1,554    $ 1,646              38%
                                                         ========   ========   ========   ========   ========
COINCIDENT NET CREDIT LOSS RATIO                            4.84%      5.51%      5.48%      5.91%      6.41%

12 MONTH LAGGED NET CREDIT LOSS RATIO                       5.72%      6.29%      5.96%      6.23%      6.66%

LOANS 90+ DAYS PAST DUE:
     In millions of dollars                              $ 1,836    $ 1,775    $ 1,908    $ 2,135    $ 2,219              21%
     %                                                      1.84%      1.72%      1.82%      1.98%      2.13%

(1) CitiCards is included within the North American Region of Cards and excludes Diners Club, Mexico and Puerto Rico.

(2) Includes delinquency and other risk-based charges.

(3) Risk Adjusted Revenue is adjusted revenues less managed net credit losses.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                                                                    1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002         (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------

ADJUSTED REVENUES, NET OF INTEREST EXPENSE               $ 2,153    $ 2,178    $ 2,300    $ 2,237    $ 2,298               7%
Adjusted Operating Expenses                                  922        813        812        755        728             (21%)
Adjusted Provision for Credit Losses                         603        594        623        709        737              22%
                                                         --------   --------   --------   --------   --------
Core Income Before Taxes                                     628        771        865        773        833              33%
Income Taxes                                                 231        280        316        285        297              29%
                                                         --------   --------   --------   --------   --------
CORE INCOME                                              $   397    $   491    $   549    $   488    $   536              35%
                                                         ========   ========   ========   ========   ========
Average Assets (in billions of dollars)                  $    82    $    83    $    85    $    86    $    87               6%
                                                         ========   ========   ========   ========   ========
Return on Assets                                            1.96%      2.37%      2.56%      2.25%      2.50%
                                                         ========   ========   ========   ========   ========

KEY INDICATORS

AVERAGE LOANS (IN BILLIONS OF DOLLARS):

     Real estate secured loans                           $  43.1    $  43.4    $  44.5    $  45.3    $  45.5               6%
     Personal loans                                         18.7       18.9       19.4       19.6       19.2               3%
     Auto                                                    3.8        4.4        4.9        5.4        5.7              50%
     Sales finance and other                                 3.5        3.5        3.5        3.5        3.0             (14%)
                                                         --------   --------   --------   --------   --------
        Total                                            $  69.1    $  70.2    $  72.3    $  73.8    $  73.4               6%
                                                         ========   ========   ========   ========   ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):

     North America                                       $  56.2    $  57.0    $  58.2    $  59.2    $  59.8               6%
     International                                          12.9       13.2       14.1       14.6       13.6               5%
                                                         --------   --------   --------   --------   --------
        Total                                            $  69.1    $  70.2    $  72.3    $  73.8    $  73.4               6%
                                                         ========   ========   ========   ========   ========

AVERAGE YIELD:

     North America                                         14.05%     13.86%     13.53%     13.20%     13.18%
     International                                         27.25%     25.36%     24.83%     23.07%     22.43%
                                                         --------   --------   --------   --------   --------
        Total                                              16.50%     16.02%     15.73%     15.14%     14.93%
                                                         ========   ========   ========   ========   ========
AVERAGE NET INTEREST MARGIN:

     North America                                          7.92%      8.18%      8.31%      8.36%      8.57%
     International                                         23.78%     22.10%     21.78%     20.84%     20.59%
                                                         --------   --------   --------   --------   --------
        Total                                              10.87%     10.79%     10.93%     10.83%     10.84%
                                                         ========   ========   ========   ========   ========


NET CREDIT LOSS RATIO                                       2.99%      2.91%      2.94%      3.54%      3.63%
Loans 90+ Days Past Due:
     In millions of dollars                              $ 1,764    $ 1,943    $ 2,134    $ 2,243    $ 2,213              25%
     %                                                      2.54%      2.74%      2.89%      3.04%      2.97%

NUMBER OF OFFICES:

     North America                                         2,576      2,484      2,468      2,413      2,394              (7%)
     International                                         1,180      1,183      1,174      1,150      1,141              (3%)
                                                         --------   --------   --------   --------   --------
        Total                                              3,756      3,667      3,642      3,563      3,535              (6%)
                                                         ========   ========   ========   ========   ========


NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
GEOGRAPHIC DISTRIBUTION
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

     ADJUSTED REVENUES, NET OF INTEREST EXPENSE          $ 1,366    $ 1,388    $ 1,476    $ 1,457    $ 1,539              13%
     Adjusted Operating Expenses                             593        523        515        470        503             (15%)
     Adjusted Provision for Benefits, Claims,
          and Credit Losses                                  415        419        439        504        509              23%
                                                         --------   --------   --------   --------   --------
     Core Income Before Taxes                                358        446        522        483        527              47%
     Income Taxes                                            134        164        195        181        193              44%
                                                         --------   --------   --------   --------   --------
     CORE INCOME                                         $   224    $   282    $   327    $   302    $   334              49%
                                                         ========   ========   ========   ========   ========
     Average Assets (in billions of dollars)             $    65    $    67    $    68    $    68    $    69               6%
                                                         ========   ========   ========   ========   ========
     Return on Assets                                       1.40%      1.69%      1.91%      1.76%      1.96%
                                                         ========   ========   ========   ========   ========


INTERNATIONAL

     TOTAL REVENUES, NET OF INTEREST EXPENSE             $   787    $   790    $   824    $   780    $   759              (4%)
     Adjusted Operating Expenses                             329        290        297        285        225             (32%)
     Provision for Benefits, Claims, and Credit Losses       188        175        184        205        228              21%
                                                         --------   --------   --------   --------   --------
     Core Income Before Taxes                                270        325        343        290        306              13%
     Income Taxes                                             97        116        121        104        104               7%
                                                         --------   --------   --------   --------   --------
     CORE INCOME                                         $   173    $   209    $   222    $   186    $   202              17%
                                                         ========   ========   ========   ========   ========
     Average Assets (in billions of dollars)             $    17    $    16    $    17    $    18    $    18               6%
                                                         ========   ========   ========   ========   ========
     Return on Assets                                       4.13%      5.24%      5.18%      4.10%      4.55%
                                                         ========   ========   ========   ========   ========


NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
CITIFINANCIAL (1)
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------

ADJUSTED REVENUES, NET OF INTEREST EXPENSE               $ 1,330    $ 1,346    $ 1,430    $ 1,405    $ 1,479              11%
Adjusted Operating Expenses                                  569        502        492        443        475             (17%)
Adjusted Provision for Benefits, Claims, and
      Credit Losses                                          408        412        431        495        500              23%
                                                         --------   --------   --------   --------   --------
Core Income Before Taxes                                     353        432        507        467        504              43%
Income Taxes                                                 133        157        190        174        184              38%
                                                         --------   --------   --------   --------   --------
CORE INCOME                                              $   220    $   275    $   317    $   293    $   320              45%
                                                         ========   ========   ========   ========   ========
Average Assets (in billions of dollars)                  $    64       $ 66    $    67    $    67    $    68               6%
                                                         ========   ========   ========   ========   ========
Return on Assets                                            1.39%      1.67%      1.88%      1.73%      1.91%
                                                         ========   ========   ========   ========   ========


KEY INDICATORS:
(in billions of dollars)

AVERAGE NET RECEIVABLES (IN BILLIONS OF DOLLARS):
     Real estate secured loans - Other                   $  34.5    $  34.2    $  34.1    $  33.9    $  33.3              (3%)
     Real estate secured loans - PFS Sourced                 5.4        6.1        6.8        7.5        8.2              52%
     Personal loans                                          9.7        9.7        9.6        9.6        9.6              (1%)
     Auto                                                    3.5        4.1        4.6        5.1        5.4              54%
     Sales finance and other                                 2.6        2.4        2.6        2.6        2.7               4%
                                                         --------   --------   --------   --------   --------
        Total                                            $  55.7    $  56.5    $  57.7    $  58.7    $  59.2               6%
                                                         ========   ========   ========   ========   ========

Number of offices                                          2,430      2,336      2,320      2,221      2,199             (10%)

Average yield                                              13.87%     13.65%     13.30%     12.95%     13.07%
Average net interest margin                                 7.76%      7.98%      8.09%      8.13%      8.41%
Net credit loss ratio                                       2.50%      2.46%      2.45%      3.06%      2.97%

LOANS 90+ DAYS PAST DUE:
     In millions of dollars                              $ 1,580    $ 1,751    $ 1,898    $ 1,991    $ 1,969              25%
     %                                                      2.82%      3.07%      3.25%      3.38%      3.30%


(1) CitiFinancial is included within the North American Region of Consumer Finance and excludes Mexico and Puerto Rico.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------

TOTAL REVENUES, NET OF INTEREST EXPENSE                  $ 2,490    $  2,568   $  3,021   $  3,159   $  3,335             34%
Adjusted Operating Expenses                                1,373       1,397      1,594      1,741      1,773             29%
Provision for Benefits, Claims and Credit Losses             237         230        291        303        435             84%
                                                         --------   --------   --------   --------   --------
Core Income Before Taxes and Minority Interest               880         941      1,136      1,115      1,127             28%
Income Taxes                                                 312         340        403        386        391             25%
Minority Interest, net of tax                                  5           7          6          9         10            100%
                                                         --------   --------   --------   --------   --------
CORE INCOME                                              $   563    $    594   $    727   $    720   $    726             29%
                                                         ========   ========   ========   ========   ========
Average Assets (in billions of dollars)                  $   119    $    119   $    152   $    167   $    173             45%
                                                         ========   ========   ========   ========   ========
Return on Assets                                            1.92%       2.00%      1.90%      1.71%      1.70%
                                                         ========   ========   ========   ========   ========

KEY INDICATORS
(in billions of dollars)

OWNED AND SERVICED AVERAGE LOANS (IN BILLION

    OF DOLLARS):

     North America                                       $  53.8    $   54.7   $   63.8   $   66.8   $   68.9             28%
     International                                          37.9        37.1       37.8       37.7       36.7             (3%)
                                                         --------   --------   --------   --------   --------
     Average Loans (1)                                   $  91.7    $   91.8   $  101.6   $  104.5   $  105.6             15%
                                                         ========   ========   ========   ========   ========


AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF
    DOLLARS)

     North America                                       $  53.0    $   53.8   $   80.7   $   85.5   $   89.4             69%
     International                                          78.6        78.4       79.3       78.6       77.5             (1%)
                                                         --------   --------   --------   --------   --------
     Total                                               $ 131.6    $  132.2   $  160.0   $  164.1   $  166.9             27%
                                                         ========   ========   ========   ========   ========

EOP ACCOUNTS (IN MILLIONS)
     North America                                          11.8        11.9       22.3       21.8       21.9             86%
     International                                          18.3        18.5       18.8       18.9       19.0              4%
                                                         --------   --------   --------   --------   --------
     Total                                                  30.1        30.4       41.1       40.7       40.9             36%
                                                         ========   ========   ========   ========   ========

BRANCHES

     North America                                           577         576      2,019      1,945      1,950              NM
     International                                           897         906        907        913        909              1%
                                                         --------   --------   --------   --------   --------
     Total                                                 1,474       1,482      2,926      2,858      2,859             94%
                                                         ========   ========   ========   ========   ========

ATM-ONLY LOCATIONS

     North America                                           153         156        162        165        165              8%
     International                                           300         320        380        382        392             31%
                                                         --------   --------   --------   --------   --------
     Total                                                   453         476        542        547        557             23%
                                                         ========   ========   ========   ========   ========

PROPRIETARY ATMS

     North America                                         2,331       2,320      6,554      6,574      6,652              NM
     International                                         2,059       2,101      2,178      2,195      2,197              7%
                                                         --------   --------   --------   --------   --------
     Total                                                 4,390       4,421      8,732      8,769      8,849              NM
                                                         ========   ========   ========   ========   ========

NET CREDIT LOSS RATIO                                       0.55%       0.53%      0.72%      0.78%      0.78%

LOANS 90+DAYS PAST DUE:

     In millions of dollars                              $ 2,270    $  2,475   $  3,316   $  3,437   $  3,481
     %                                                      2.48%       2.71%      3.19%      3.30%      3.34%

PRIMERICA FINANCIAL SERVICES:

     Agents Licensed for Life Insurance                   88,907      93,998     93,156     95,679     98,272             11%
     Life Insurance in Force (in billions of
         dollars)                                        $ 415.4    $  422.9   $  427.7   $  434.8   $  441.3              6%
     Total Mutual Fund Sales (in millions of
         dollars)                                        $ 993.8    $  868.3   $  776.5   $  770.2   $  936.8             (6%)
     Cash advanced on Loans (in millions of
         dollars) (2)                                    $ 694.5    $1,091.9   $1,006.1   $1,077.3   $1,253.8             81%
     Variable Annuity Net Written Premiums &
         Deposits (in millions of dollars)               $ 247.6    $  237.1   $  222.1   $  217.2   $  224.9             (9%)


(1) Includes loans held for sale.

(2) Represents loan products marketed by PFS; the receivables are primarily reflected in the assets of Consumer Finance.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
GEOGRAPHIC AND BUSINESS DISTRIBUTION
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------
REVENUES:

NORTH AMERICA:

     Citibanking North America                           $   637    $   692    $   740    $   762    $   796             25%
     Consumer Assets                                         239        265        257        261        299             25%
     Primerica Financial Services                            490        497        493        499        512              4%
     Mexico                                                   24         28        399        554        565              NM
                                                         --------   --------   --------   --------   --------
     TOTAL NORTH AMERICA RETAIL BANKING                  $ 1,390    $ 1,482    $ 1,889    $ 2,076    $ 2,172             56%
                                                         --------   --------   --------   --------   --------

INTERNATIONAL:

     Western Europe                                      $   389    $   373    $   397    $   406    $   416              7%
     Japan                                                   106        109        114        106        104             (2%)
     Asia (excluding Japan)                                  319        319        323        336        327              3%
     Latin America                                           205        200        210        148        224              9%
     CEEMEA                                                   81         85         88         87         92             14%
                                                         --------   --------   --------   --------   --------
     TOTAL INTERNATIONAL RETAIL BANKING                    1,100      1,086      1,132      1,083      1,163              6%
                                                         --------   --------   --------   --------   --------
     TOTAL RETAIL BANKING                                $ 2,490    $ 2,568    $ 3,021    $ 3,159    $ 3,335             34%
                                                         ========   ========   ========   ========   ========

CORE INCOME:

NORTH AMERICA:

     Citibanking North America                           $   152    $   152    $   155    $   180    $   192             26%
     Consumer Assets                                          75         86         90         92         93             24%
     Primerica Financial Services                            125        128        125        134        128              2%
     Mexico                                                  (19)       (22)        85         53         90              NM
                                                         --------   --------   --------   --------   --------
     TOTAL NORTH AMERICA RETAIL BANKING                  $   333    $   344    $   455    $   459    $   503             51%
                                                         --------   --------   --------   --------   --------

INTERNATIONAL:

     Western Europe                                      $    70    $    69    $    78    $    88    $    93             33%
     Japan                                                    31         34         38         35         33              6%
     Asia (excluding Japan)                                   99        104        105        112        104              5%
     Latin America                                            22         30         35          9        (19)             NM
     CEEMEA                                                    8         13         16         17         12             50%
                                                         --------   --------   --------   --------   --------
     TOTAL INTERNATIONAL RETAIL BANKING                      230        250        272        261        223             (3%)
                                                         --------   --------   --------   --------   --------
     TOTAL RETAIL BANKING                                $   563    $   594    $   727    $   720    $   726             29%
                                                         ========   ========   ========   ========   ========


NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------

REVENUES:
  Commissions and Fees                                   $ 1,402    $ 1,320    $ 1,218    $ 1,260    $ 1,363              (3%)
  Asset Management and Administration Fees                   704        682        695        636        675              (4%)
  Investment Banking                                       1,239      1,138        929      1,210      1,043             (16%)
  Principal Transactions                                   2,077      1,268        812        684      1,360             (35%)
  Other Income                                               290        139        445        138         (8)              NM
                                                         --------   --------   --------   --------   --------
      Total Non-Interest Revenues                          5,712      4,547      4,099      3,928      4,433             (22%)
      Net Interest and Dividends                           1,846      1,987      2,015      2,612      2,411              31%
                                                         --------   --------   --------   --------   --------
        Total Revenues, Net of Interest Expense            7,558      6,534      6,114      6,540      6,844              (9%)
                                                         --------   --------   --------   --------   --------
Non-Interest Expenses:
  Compensation and Benefits                                3,333      2,748      2,518      2,754      3,014             (10%)
  Other Operating and Administrative Expenses              1,630      1,339      1,350      1,419      1,180             (28%)
                                                         --------   --------   --------   --------   --------
        Total Non-Interest Expenses                        4,963      4,087      3,868      4,173      4,194             (15%)
                                                         --------   --------   --------   --------   --------
Provision for Credit Losses                                  277        288        217        682        680               NM
                                                         --------   --------   --------   --------   --------
Core Income Before Taxes and Minority Interest             2,318      2,159      2,029      1,685      1,970             (15%)
Income Taxes and Minority Interest, Net of Tax               842        769        734        591        684             (19%)
                                                         --------   --------   --------   --------   --------
     CORE INCOME                                         $ 1,476    $ 1,390    $ 1,295    $ 1,094    $ 1,286             (13%)
                                                         ========   ========   ========   ========   ========

Pre-tax Profit Margin                                       30.7%      33.0%      33.2%      25.8%      28.8%
Non-Compensation Expenses as a Percent of
   Net Revenues                                             21.6%      20.5%      22.1%      21.7%      17.2%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                             44.1%      42.1%      41.2%      42.1%      44.0%



NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
REVENUE DETAILS
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                                                                     1Q 2002 VS.
                                                            1Q         2Q         3Q         4Q         1Q        1Q 2001 INCREASE/
                                                           2001       2001       2001       2001       2002          (DECREASE)
                                                         --------   --------   --------   --------   --------     -----------------

INVESTMENT BANKING REVENUE:

  Underwriting                                           $   657    $   656    $   522    $   587    $   691               5%
  Advisory and Other Fees                                    582        482        407        623        352             (40%)
                                                         --------   --------   --------   --------   --------
     Total Investment Banking Revenues                   $ 1,239    $ 1,138    $   929    $ 1,210    $ 1,043             (16%)
                                                         ========   ========   ========   ========   ========

TRADING RELATED REVENUE BY PRODUCT:

           Fixed Income                                  $ 1,299    $   969    $   800    $ 1,016    $ 1,398               8%
           Equities                                          472        214        101         95        147             (69%)
           Foreign Exchange                                  365        399        295        458        467              28%
           All Other                                          64         47         38         48         77              20%
                                                         --------   --------   --------   --------   --------
        Total Trading Related Revenue                    $ 2,200    $ 1,629    $ 1,234    $ 1,617    $ 2,089              (5%)
                                                         ========   ========   ========   ========   ========

TRADING RELATED REVENUE BY INCOME STATEMENT LINE:

           Principal Transactions                        $ 2,077    $ 1,268    $   812    $   684    $ 1,360             (35%)
           Net Interest Revenue                              123        361        422        933        729               NM
                                                         --------   --------   --------   --------   --------
        Total Trading Related Revenue                    $ 2,200    $ 1,629    $ 1,234    $ 1,617    $ 2,089              (5%)
                                                         ========   ========   ========   ========   ========

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                  1Q 2002 VS.
                                                      1Q           2Q          3Q           4Q           1Q     1Q 2001 INCREASE/
                                                     2001         2001        2001         2001         2002       (DECREASE)
                                                  ---------    ---------   ---------    ---------    ---------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE           $   5,172    $   4,153   $   3,868    $   4,299    $   4,631       (10%)
Adjusted Operating Expenses                           2,984        2,227       2,089        2,441        2,435       (18%)
Provision for Credit Losses                             270          286         212          671          611        NM
                                                  ---------    ---------   ---------    ---------    ---------
Core Income Before Taxes                              1,918        1,640       1,567        1,187        1,585       (17%)
Income Taxes                                            717          607         561          419          556       (22%)
                                                  ---------    ---------   ---------    ---------    ---------
CORE INCOME                                       $   1,201    $   1,033   $   1,006    $     768    $   1,029       (14%)
                                                  =========    =========   =========    =========    =========


INVESTMENT BANKING
------------------
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
     DEBT AND EQUITY:
        Global Volume (1)                         $ 130,992    $ 118,924   $  95,712    $ 150,496    $ 132,098        1%
        Global Market Share                            12.2%        11.0%       10.8%        14.2%        11.6%
        Rank                                              2            2           1            1            1

        U.S. Volume (2)                           $  99,735    $  94,938   $  80,201    $ 127,913    $ 109,423        10%
        U.S. Market Share                              14.1%        12.5%       11.8%        16.6%        13.5%
        Rank                                              2            2           1            1            1


(1) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

NM  Not meaningful

GLOBAL CORPORATE AND INVESTMENT BANK
PRIVATE CLIENT
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                      1Q 2002 VS.
                                             1Q         2Q          3Q         4Q         1Q      1Q 2001 INCREASE/
                                            2001       2001        2001       2001       2002         (DECREASE)
                                          --------   --------    --------   --------   --------   -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE   $  1,549   $  1,508    $  1,450   $  1,433   $  1,477         (5%)
Adjusted Operating Expenses                  1,235      1,179       1,157      1,130      1,165         (6%)
Provision for Credit Losses                    --          (1)          3          2        --         --
                                          --------   --------    --------   --------   --------
Core Income Before Taxes                       314        330         290        301        312         (1%)
Income Taxes                                   118        124         108        112        115         (3%)
                                          --------   --------    --------   --------   --------
CORE INCOME                               $    196   $    206    $    182   $    189   $    197          1%
                                          ========   ========    ========   ========   ========

PRIVATE CLIENT
--------------
Financial Consultants                       12,675     12,802      12,963     12,927     12,767          1%
Annualized Revenue per FC (000)           $    501   $    473    $    450   $    440   $    473         (6%)
Branch offices                                 530        530         538        536        536          1%

SALOMON SMITH BARNEY

CLIENT ASSETS (IN BILLIONS OF DOLLARS)

ASSETS UNDER FEE-BASED MANAGEMENT
---------------------------------

Consulting Group and Internally
  Managed Accounts                        $  134.4   $  149.3    $  134.9   $  150.2   $  154.3         15%
Financial Consultant Managed Accounts         51.9       57.0        49.4       54.9       55.2          6%
                                          --------   --------    --------   --------   --------
     TOTAL (1)                            $  186.3   $  206.3    $  184.3   $  205.1   $  209.5         12%
                                          ========   ========    ========   ========   ========

Total Client Assets                       $    911   $    981    $    905   $    977   $    994          9%
U.S. Bank Deposit Program                 $   17.7   $   25.4    $   30.9   $   35.6   $   37.5          NM


(1) Includes some assets jointly managed with Citigroup Asset Management.

NM  Not meaningful

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                  1Q 2002 VS.
                                                      1Q           2Q          3Q          4Q          1Q       1Q 2001 INCREASE/
                                                     2001         2001        2001        2001        2002         (DECREASE)
                                                    -----        -----       -----       -----       -----      -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $ 902        $ 891       $ 856       $ 867       $ 835              (7%)
Adjusted Operating Expenses                           749          698         697         684         642             (14%)
Provision for Credit Losses                             7            3           2           9          69              NM
                                                    -----        -----       -----       -----       -----
Core Income Before Taxes                              146          190         157         174         124             (15%)
Income Taxes                                           55           71          55          59          41             (25%)
Minority Interest, net of tax                           -            3           2           2           1
                                                    -----        -----       -----       -----       -----
CORE INCOME                                         $  91        $ 116       $ 100       $ 113       $  82             (10%)
                                                    =====        =====       =====       =====       =====


LIABILITY BALANCES (AVERAGE IN BILLIONS)            $  74        $  75       $  79       $  80       $  82              11%

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)             $ 4.2        $ 4.5       $ 4.6       $ 4.8       $ 5.2              24%


NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                       1Q 2002 VS.
                                                            1Q           2Q          3Q          4Q          1Q    1Q 2001 INCREASE/
                                                           2001         2001        2001        2001        2002       (DECREASE)
                                                        --------     --------    --------    --------    --------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                $  1,170     $  1,014    $    972    $  1,223    $  1,002          (14%)
Total Operating Expenses                                      97           94          91         112          92           (5%)
Provision for Benefits and Claims                            752          571         609         813         616          (18%)
                                                        --------     --------    --------    --------    --------
Core Income Before Taxes and Minority Interest               321          349         272         298         294           (8%)
Income Taxes                                                 106          113          84          91          90          (15%)
Minority Interest, net of tax                                  -            -           3           7           -            -
                                                        --------     --------    --------    --------    --------
CORE INCOME                                             $    215     $    236    $    185    $    200    $    204           (5%)
                                                        ========     ========    ========    ========    ========

Travelers Life & Annuity - Core Income                  $    209     $    230    $    178    $    201    $    200           (4%)
International Insurance Manufacturing - Core Income     $      6     $      6    $      7    $     (1)   $      4          (33%)

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                    $    119     $    121    $     94    $     99    $    123            3%
Group annuities                                              111          128          95         105          98          (12%)
Life and long-term care insurance                             61           73          51          75          51          (16%)
Other (includes run-off and return on excess capital)         21           19          17          16          17          (19%)
                                                        --------     --------    --------    --------    --------
   Total Travelers Life & Annuity                            312          341         257         295         289           (7%)
Total International Insurance Manufacturing                    9            8          15           3           5          (44%)
                                                        --------     --------    --------    --------    --------
   Total Life Insurance and Annuities                   $    321     $    349    $    272    $    298    $    294           (8%)
                                                        ========     ========    ========    ========    ========

TRAVELERS LIFE AND ANNUITY:

      INDIVIDUAL ANNUITIES:
      Net written premiums and deposits:
          Fixed                                         $    427     $    572    $    464    $    657    $    614           44%
          Variable                                         1,099        1,068         952         881         898          (18%)
          Individual Payout                                   19           15          14          11          14          (26%)
                                                        --------     --------    --------    --------    --------
             Total                                      $  1,545     $  1,655    $  1,430    $  1,549    $  1,526           (1%)
                                                        ========     ========    ========    ========    ========
      Policyholder account balances and benefit
        reserves: (1)
          Fixed                                         $  8,272     $  8,609    $  8,908    $  9,289    $  9,681           17%
          Variable                                        18,948       20,438      17,952      20,117      20,381            8%
          Individual Payout                                  632          632         630         626         622           (2%)
                                                        --------     --------    --------    --------    --------
             Total                                      $ 27,852     $ 29,679    $ 27,490    $ 30,032    $ 30,684           10%
                                                        ========     ========    ========    ========    ========
      GROUP ANNUITIES:
      Net written premiums and deposits (2)             $  2,502     $  1,397    $  1,717    $  1,452    $  1,525          (39%)
      Policyholder account balances and benefit
        reserves: (1)
          GIC's and other investment contracts          $ 13,732     $ 14,091    $ 14,795    $ 15,345    $ 15,563           13%
          Payout group annuities                           5,141        5,259       5,360       5,647       5,740           12%
                                                        --------     --------    --------    --------    --------
             Total                                      $ 18,873     $ 19,350    $ 20,155    $ 20,992    $ 21,303           13%
                                                        ========     ========    ========    ========    ========

      INDIVIDUAL LIFE INSURANCE:
      Net written premiums and deposits:
          Direct periodic premiums and deposits         $    187     $    142    $    126    $    197    $    233           25%
          Single premium deposits                             47           48          36          77          76           62%
          Reinsurance                                        (22)         (24)        (25)        (25)        (26)         (18%)
                                                        --------     --------    --------    --------    --------
             Total                                      $    212     $    166    $    137    $    249    $    283           33%
                                                        ========     ========    ========    ========    ========

      Policyholder account balances & benefit reserves  $  3,085     $  3,193    $  3,175    $  3,401    $  3,592           16%
      Life insurance in force (in billions, face amt.)  $   69.4     $   71.0    $   72.5    $   75.0    $   77.8           12%
      Life insurance issued (in billions, face amt.)    $    3.8     $    2.9    $    2.9    $    4.2    $    4.5           18%


(1) Includes general account, separate accounts and managed funds.

(2) Excludes deposits of $167.0 for the first quarter         NM  Not meaningful
    of 2002 and $28.0, $12.0, $594.0 and $275.0 in the
    first, second, third and fourth quarters of 2001,         Reclassified to
    respectively, related to Citigroup plans previously       conform to the
    managed externally.                                       current period's
                                                              presentation.

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANKING
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                  1Q 2002 VS.
                                                        1Q        2Q         3Q          4Q          1Q        1Q 2001 INCREASE/
                                                       2001      2001       2001        2001        2002          (DECREASE)
                                                       -----     -----      -----       -----       -----      -----------------

TOTAL REVENUES, NET OF INTEREST EXPENSE                $ 392     $ 376      $ 366       $ 408       $ 423              8%
Adjusted Operating Expenses                              239       230        225         245         254              6%
Provision for Credit Losses                                2         1          4          16           6              NM
                                                       -----     -----      -----       -----       -----
Core Income Before Taxes                                 151       145        137         147         163              8%
Income Taxes                                              56        53         46          53          51             (9%)
                                                       -----     -----      -----       -----       -----
CORE INCOME                                            $  95     $  92      $  91       $  94       $ 112             18%
                                                       =====     =====      =====       =====       =====
Average Assets (in billions of dollars)                $  25     $  26      $  26       $  26       $  28             12%
                                                       =====     =====      =====       =====       =====
Return on Assets                                        1.54%     1.42%      1.39%       1.43%       1.62%
                                                       =====     =====      =====       =====       =====
Client Business Volumes (in billions of dollars)       $ 146     $ 151      $ 150       $ 159       $ 166             14%
                                                       =====     =====      =====       =====       =====


CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
-------------------------------------------------

     Proprietary Managed Assets                        $  29     $  28      $  29       $  31       $  31              7%
     Other Assets under Fee-Based Management               5         7          6           8           9             80%
     Banking and Fiduciary Deposits                       31        31         33          34          35             13%
     Loans                                                26        26         27          27          29             12%
     Other, Principally Custody Accounts                  55        59         55          59          62             13%
                                                       -----     -----      -----       -----       -----
        Total Client Business Volumes                  $ 146     $ 151      $ 150       $ 159       $ 166             14%
                                                       =====     =====      =====       =====       =====


REVENUES:
---------

Customer Revenues

     Net Interest Spread and Recurring

        Fee-Based Revenues                             $ 250     $ 247      $ 253       $ 256       $ 271              8%
     Transaction Revenues                                 99        81         62          94          92             (7%)
                                                       -----     -----      -----       -----       -----
        Total Customer Revenues                          349       328        315         350         363              4%
Other Revenues (Principally Allocated Equity
     and Treasury Revenues)                               43        48         51          58          60             40%
                                                       -----     -----      -----       -----       -----
        TOTAL REVENUES                                 $ 392     $ 376      $ 366       $ 408       $ 423              8%
                                                       =====     =====      =====       =====       =====
                 North America                         $ 153     $ 154      $ 152       $ 164       $ 187             22%
                 International                           239       222        214         244         236             (1%)
                                                       -----     -----      -----       -----       -----
                                                       $ 392     $ 376      $ 366       $ 408       $ 423              8%
                                                       =====     =====      =====       =====       =====

Net Credit Loss Ratio                                  (0.01%)    0.04%      0.03%       0.15%       0.04%


NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT (1)
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                      1Q 2002 VS.
                                                              1Q          2Q          3Q          4Q         1Q    1Q 2001 INCREASE/
                                                             2001        2001        2001        2001       2002       (DECREASE)
                                                           -------     -------     -------     -------    -------  -----------------

REVENUES                                                   $   516     $   491     $   546     $   532    $   519           1%
Adjusted Operating Expenses                                    361         347         373         329        325         (10%)
                                                           -------     -------     -------     -------    -------
Core income before taxes and minority interest                 155         144         173         203        194          25%
Income Taxes                                                    63          60          63          67         68           8%
Minority Interest, net of tax                                    1           -           6          11          -        (100%)
                                                           -------     -------     -------     -------    -------
CORE INCOME                                                $    91     $    84     $   104     $   125    $   126          38%
                                                           =======     =======     =======     =======    =======

Pre-tax profit margin                                        30.0%        29.3%       31.7%       38.2%      37.4%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
     Revenues                                              $   445     $   420     $   424     $   417    $   435          (2%)
     Adjusted Operating Expenses                               309         295         291         267        274         (11%)
                                                           -------     -------     -------     -------    -------
     Core income before taxes and minority interest            136         125         133         150        161          18%
     Income taxes and minority interest, net of tax             54          51          53          58         63          17%
                                                           -------     -------     -------     -------    -------
     CORE INCOME                                           $    82     $    74     $    80     $    92    $    98          20%
                                                           =======     =======     =======     =======    =======

RETIREMENT SERVICES:
     Revenues                                              $    71     $    71     $   122     $   115    $    84          18%
     Adjusted Operating Expenses                                52          52          82          62         51          (2%)
                                                           -------     -------     -------     -------    -------
     Core income before taxes and minority interest             19          19          40          53         33          74%
     Income taxes and minority interest, net of tax             10           9          16          20          5         (50%)
                                                           -------     -------     -------     -------    -------
     CORE INCOME                                           $     9     $    10     $    24     $    33    $    28          NM
                                                           =======     =======     =======     =======    =======


NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                        $   8.7     $   7.6     $   7.3     $   7.2    $   6.0         (31%)
Institutional                                                  6.6        12.5        10.1         5.4       13.9          NM
                                                           -------     -------     -------     -------    -------
     Net Flows Excluding US Retail Money Markets           $  15.3     $  20.1     $  17.4     $  12.6    $  19.9          30%
                                                           -------     -------     -------     -------    -------
US Retail Money Markets                                    $  (6.5)    $ (12.6)    $  (2.5)    $  (4.6)   $  (1.6)         75%

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS
   OF DOLLARS):
Retail/Private Bank (2)                                    $ 233.6     $ 231.6     $ 223.4     $ 237.2    $ 238.9           2%
Institutional                                                116.5       131.0       138.7       142.5      156.6          34%
Citigroup Alternative Investments                             46.2        48.3        48.3        48.1       48.9           6%
Retirement Services                                            6.7         7.3        11.3        12.1        9.9          48%
                                                           -------     -------     -------     -------    -------
     Total assets under management (2)                     $ 403.0     $ 418.2     $ 421.7     $ 439.9    $ 454.3          13%
                                                           =======     =======     =======     =======    =======

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS
   OF DOLLARS):
Equity/Balanced                                            $ 158.4     $ 169.5     $ 151.4     $ 167.2    $ 165.5           4%
Fixed Income                                                  80.7        83.6        98.6        99.8      106.3          32%
Money Markets/Liquidity                                      126.7       125.0       131.5       132.2      140.6          11%
Citigroup Alternative Investments                             37.2        40.1        40.2        40.7       41.9          13%
                                                           -------     -------     -------     -------    -------
     Total assets under management (2)                     $ 403.0     $ 418.2     $ 421.7     $ 439.9    $ 454.3          13%
                                                           =======     =======     =======     =======    =======

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND
   SHARE CLASSES (3)
     Equity                                                     12          11          11          10         11          (8%)
     Fixed Income                                               11           5           8           7         10          (9%)

 CITISTREET JOINT VENTURE - ASSETS UNDER ADMINISTRATION    $ 183.5     $ 181.6     $ 178.8     $ 179.3    $ 181.0          (1%)
     (IN BILLIONS OF DOLLARS)


(1)  Includes Retirement Services Businesses.

(2) Includes $29 billion for the first, second and third quarters of 2001, $31 billion for the fourth quarter of 2001 and $31 billion for the first quarter of 2002 for Citigroup Private Bank clients.

(3) Asset calculations based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

PROPERTY AND CASUALTY
PERSONAL LINES (1) (2)
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                      1Q 2002 VS.
                                                          1Q          2Q           3Q           4Q           1Q    1Q 2001 INCREASE/
                                                         2001        2001         2001         2001         2002      (DECREASE)
                                                       -------   ---------    ---------    ---------    ---------  -----------------

TOTAL REVENUES, NET OF INTEREST EXPENSE                $ 1,092   $   1,117    $   1,137    $   1,156    $   1,155          6%
Adjusted Operating Expenses                                265         260          276          274          271          2%
Claims and Claim Adjustment Expenses                       688         793          820          798          786         14%
                                                       -------   ---------    ---------    ---------    ---------
Core Income Before Taxes and Minority Interest             139          64           41           84           98        (29%)
Income Taxes                                                44          17            9           24           27        (39%)
Minority Interest, Net of Tax                               -           -            -            -            -           -
                                                       -------   ---------    ---------    ---------    ---------
CORE INCOME                                            $    95   $      47    $      32    $      60    $      71        (25%)
                                                       =======   =========    =========    =========    =========

NET WRITTEN PREMIUMS BY PRODUCT LINE (3):
Auto                                                   $ 639.1   $   669.0    $   682.2    $   652.3    $   687.1          8%
Homeowners and other                                     322.7       404.5        414.6        381.9        350.3          9%
                                                       -------   ---------    ---------    ---------    ---------
         Total net written premiums    (a)             $ 961.8   $ 1,073.5    $ 1,096.8    $ 1,034.2    $ 1,037.4          8%
                                                       =======   =========    =========    =========    =========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL (3):
Independent agents                                     $ 775.2   $   865.0    $   889.5    $   836.6    $   850.7         10%
Additional distribution                                  159.1       174.5        179.7        173.8        165.0          4%
Other                                                     27.5        34.0         27.6         23.8         21.7        (21%)
                                                       -------   ---------    ---------    ---------    ---------
         Total net written premiums    (a)             $ 961.8   $ 1,073.5    $ 1,096.8    $ 1,034.2    $ 1,037.4          8%
                                                       =======   =========    =========    =========    =========

STATUTORY RATIO DEVELOPMENT (3):
Earned premiums   (b)                                  $ 957.9   $   994.9    $ 1,021.5    $ 1,038.8    $ 1,030.0          8%

Losses and loss adjustment expenses  (c)                 688.5       793.1        819.7        798.4        785.7         14%
Other underwriting expenses   (d)                        254.6       264.9        280.8        261.4        261.6          3%
                                                       -------   ---------    ---------    ---------    ---------

         Total deductions                                943.1     1,058.0      1,100.5      1,059.8      1,047.3         11%
                                                       -------   ---------    ---------    ---------    ---------

Statutory underwriting gain/(loss)                     $  14.8   $   (63.1)   $   (79.0)   $   (21.0)   $   (17.3)        NM
                                                       =======   =========    =========    =========    =========

STATUTORY COMBINED RATIO (3):
Loss and loss adjustment expense ratio  (c / b)           71.9%       79.7%        80.2%        76.9%        76.3%
Other underwriting expense ratio   (d / a)                26.5%       24.7%        25.6%        25.3%        25.2%
                                                       -------   ---------    ---------    ---------    ---------
         Combined ratio                                   98.4%      104.4%       105.8%       102.2%       101.5%
                                                       =======   =========    =========    =========    =========

Net investment income (pre-tax)                        $ 114.1   $   102.7    $   101.4    $    97.4    $   104.3         (9%)
Effective tax rate on net investment income               29.2%       28.1%        28.8%        27.9%        28.2%
Catastrophe losses, net of reinsurance (after-tax)     $    -    $    42.3    $    41.6    $     2.3    $    10.4          -


(1) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest will be recognized on the initial public offering portion beginning on April 1, 2002.

(2) Excludes Realized Insurance Investment Portfolio Gains (Losses) and Interest Income and Expense. These Gains (Losses) and Interest items are included within the Property and Casualty Business Segments "Realized Insurance Investment Portfolio Gains (Losses)" and "Interest & Other" on pages 2 - 5 herein.

(3) The 2001 third quarter results include the effects of the events of September 11, 2001, which resulted in a decrease of $4.0 million to premiums, an increase of $60.0 million to losses and loss adjustment expenses and a decrease of $64.0 million to statutory underwriting loss. Excluding the effects of these events, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2001 third quarter were 74.1%, 25.5%, and 99.6%, respectively.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

PROPERTY AND CASUALTY
COMMERCIAL LINES (1) (2) (3)
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                        1Q 2002 VS.
                                                           1Q          2Q           3Q          4Q            1Q   1Q 2001 INCREASE/
                                                          2001        2001         2001        2001          2002     (DECREASE)
                                                      ---------   ---------    ---------   ---------    ---------  -----------------

TOTAL REVENUES, NET OF INTEREST EXPENSE               $   1,994   $   2,040    $   1,992   $   2,036    $   2,047         3%
Adjusted Operating Expenses                                 496         504          479         502          485        (2%)
Claims and Claim Adjustment Expenses                      1,096       1,125        1,763       1,156        1,200         9%
                                                      ---------   ---------    ---------   ---------    ---------
Core Income (Loss) Before Taxes and Minority Interest       402         411         (250)        378          362       (10%)
Income Taxes (Benefits)                                     106         109         (123)         97           84       (21%)
Minority Interest, Net of Tax                                -           -            -           -            -          -
                                                      ---------   ---------    ---------   ---------    ---------
CORE INCOME (LOSS)                                    $     296   $     302    $    (127)  $     281    $     278        (6%)
                                                      =========   =========    =========   =========    =========

NET WRITTEN PREMIUMS BY MARKET: (4)
Commercial accounts                                   $   761.3   $   707.7    $   684.8   $   804.3    $   859.3        13%
Select accounts                                           429.4       439.6        411.7       432.5        455.0         6%
Bond                                                      167.6       142.4        147.8       132.4        131.6       (21%)
Gulf                                                      174.8       189.5        153.9        90.0        145.0       (17%)
National accounts                                         126.2        77.0        115.8        99.9         96.8       (23%)
                                                      ---------   ---------    ---------   ---------    ---------
         Total net written premiums    (A)            $ 1,659.3   $ 1,556.2    $ 1,514.0   $ 1,559.1    $ 1,687.7         2%
                                                      =========   =========    =========   =========    =========

STATUTORY RATIO DEVELOPMENT (4):
Earned premiums   (B)                                 $ 1,481.6   $ 1,504.6    $ 1,498.6   $ 1,535.2    $ 1,554.6         5%

Losses and loss adjustment expenses (C)                 1,049.7     1,089.8      1,714.4     1,112.6      1,149.8        10%
Other underwriting expenses   (D)                         493.0       449.1        450.2       434.6        460.6        (7%)
                                                      ---------   ---------    ---------   ---------    ---------
         Total deductions                               1,542.7     1,538.9      2,164.6     1,547.2      1,610.4         4%
                                                      ---------   ---------    ---------   ---------    ---------
Statutory underwriting loss                           $   (61.1)  $   (34.3)   $  (666.0)  $   (12.0)   $   (55.8)        9%
                                                      =========   =========    =========   =========    =========

STATUTORY COMBINED RATIO:  (4, 5)
Loss and loss adjustment expense ratio  (C / B)            70.8%       72.4%       114.4%       72.5%        74.0%
Other underwriting expense ratio   (D / A)                 29.7%       28.9%        29.7%       27.9%        27.3%
                                                      ---------   ---------    ---------   ---------    ---------
         Combined ratio                                   100.5%      101.3%       144.1%      100.4%       101.3%
                                                      =========   =========    =========   =========    =========

Net investment income (pre-tax)                       $   435.0   $   435.7    $   407.6   $   399.2    $   382.5       (12%)
Effective tax rate on net investment income                26.6%       26.8%        26.4%       25.8%        25.4%
Catastrophe losses, net of reinsurance (after-tax)    $     8.2   $    12.3    $   447.9   $     2.1    $      -         NM

(1) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest will be recognized on the initial public offering portion beginning on April 1, 2002.

(2) Excludes Realized Insurance Investment Portfolio Gains (Losses) and Interest Income and Expense. These Gains (Losses) and Interest items are included within the Property and Casualty Business Segments "Realized Insurance Investment Portfolio Gains (Losses)" and "Interest & Other" on pages 2 - 5 herein.

(3) Includes the Non-Property and Casualty operations of the Associates Insurance Company beginning in the 2001 fourth quarter due to its acquisition by Travelers Property Casualty Corp. effective October 2001.

(4) The 2001 third quarter results include the effects of the events of September 11, 2001, which resulted in a decrease of $45.0 million and $689.0 million to premiums and statutory underwriting loss, respectively, and an increase of $644.0 million to losses and loss adjustment expenses. Excluding the effects of these events, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2001 third quarter were 69.3%, 28.9% and 98.2%, respectively.

(5)      Before policyholder dividends.


NM  Not meaningful

Reclassified to conform to the current period's presentation.

PROPRIETARY INVESTMENT ACTIVITIES
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                      1Q 2002 VS.
                                                          1Q          2Q           3Q           4Q           1Q    1Q 2001 INCREASE/
                                                         2001        2001         2001         2001         2002      (DECREASE)
                                                        ------      ------       ------       ------       ------  -----------------

REVENUES:
     Proprietary Investments (1)                        $  (74)     $  310       $ (360)      $  565       $   92         NM
     Insurance Portfolio Realized Gains (Losses) (2)       115           1           98          (71)          25        (78%)
                                                        ------      ------       ------       ------       ------
        TOTAL REVENUES                                  $   41      $  311       $ (262)      $  494       $  117         NM
                                                        ======      ======       ======       ======       ======

CORE INCOME:
     Proprietary Investments (1)                        $  (68)     $  206       $ (249)      $  335       $   35         NM
     Insurance Portfolio Realized Gains (Losses) (2)        74           2           64          (46)          16        (78%)
                                                        ------      ------       ------       ------       ------
        TOTAL CORE INCOME                               $    6      $  208       $ (185)      $  289       $   51         NM
                                                        ======      ======       ======       ======       ======


TOTAL PERIOD END ASSETS (IN BILLIONS)                   $ 10.4      $ 10.0       $  9.0       $  9.3       $  9.3        (11%)


(1) Includes Venture Capital Activities and certain other corporate investments.
(2) Property and Casualty realized gains (losses) are not included in this segment. These Gains / (Losses) are included within the Property and Casualty Business Segment "Realized Insurance Investment Portfolio Gains (Losses)" on pages 2-5 herein.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                    1Q 2002 VS.
                                                              1Q         2Q         3Q         4Q         1Q     1Q 2001 INCREASE/
                                                             2001       2001       2001       2001       2002        (DECREASE)
                                                           --------   --------   --------   --------   --------  -----------------

FIXED-INCOME INVESTMENTS:
   Available for sale, at market:
      Mortgage-backed securities - principally
         obligations of U.S. Government agencies           $ 13,032   $ 13,541   $ 14,137   $ 13,723   $ 13,646           5%
      U.S. Treasury securities and obligations of U.S.
         Government corporations and agencies                 3,099      2,248      2,472      3,284      3,451          11%
      Corporates (including redeemable preferreds)           30,872     31,321     31,510     31,091     31,668           3%
      Obligations of states and political subdivisions       11,349     11,330     11,475     11,170     11,157          (2%)
      Debt securities issued by foreign governments           1,368      1,566      1,330      1,474      1,289          (6%)
    Held to maturity, at amortized cost                          29         28         27         15         13         (55%)
                                                           --------   --------   --------   --------   --------
    Total fixed income                                       59,749     60,034     60,951     60,757     61,224           2%
Equity securities, at market                                  2,443      2,321      2,112      1,633      1,572         (36%)
Short-term and other                                          8,029      6,947      9,616      9,863      9,168          14%
                                                           --------   --------   --------   --------   --------
    TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES (2)      $ 70,221   $ 69,302   $ 72,679   $ 72,253   $ 71,964           2%
                                                           ========   ========   ========   ========   ========

After-tax unrealized gains / (losses) on invested assets   $    793   $    458   $    904   $    470   $    (26)         NM
                                                           ========   ========   ========   ========   ========

    TOTAL INVESTMENTS HELD BY TRAVELERS PROPERTY AND
        CASUALTY CORP.                                     $ 31,489   $ 30,410   $ 31,326   $ 32,619   $ 32,476           3%
                                                           ========   ========   ========   ========   ========


(1) Includes investments held by insurance companies.

(2) Includes investments held by Travelers Property and Casualty Corp.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                      1Q 2002 VS.
                                                             1Q          2Q          3Q         4Q          1Q     1Q 2001 INCREASE/
                                                            2001        2001        2001       2001        2002       (DECREASE)
                                                          --------    --------    --------   --------    --------  -----------------
REVENUES
      Loan interest, including fees                       $ 10,004    $  9,753    $ 10,289   $  9,570    $  9,166         (8%)
      Other interest and dividends                           7,169       7,013       6,827      5,940       5,436        (24%)
      Insurance premiums                                     3,361       3,217       3,310      3,572       3,364         --
      Commissions and fees                                   4,132       3,752       3,840      4,220       4,032         (2%)
      Principal transactions                                 2,325       1,417       1,019        783       1,666        (28%)
      Asset management and administration fees               1,389       1,331       1,371      1,298       1,320         (5%)
      Realized gains (losses) from sales of investments        451          60         213       (146)         54        (88%)
      Other income                                             973       1,311         845      1,413         856        (12%)
                                                          --------    --------    --------   --------    --------
         Total revenues                                     29,804      27,854      27,714     26,650      25,894        (13%)
         Interest expense                                    9,523       8,469       8,327      5,646       4,899        (49%)
                                                          --------    --------    --------   --------    --------
         Total revenues, net of interest expense            20,281      19,385      19,387     21,004      20,995          4%
                                                          --------    --------    --------   --------    --------

BENEFITS, CLAIMS, AND CREDIT LOSSES
      Policyholder benefits and claims                       2,727       2,681       3,403      2,948       2,789          2%
      Provision for credit losses                            1,474       1,485       1,580      2,261       2,559         74%
                                                          --------    --------    --------   --------    --------
         Total benefits, claims, and credit losses           4,201       4,166       4,983      5,209       5,348         27%
                                                          --------    --------    --------   --------    --------

OPERATING EXPENSES
      Non-insurance compensation and benefits                5,329       4,762       4,525      4,833       5,090         (4%)
      Insurance underwriting, acquisition and operating        999         990         956        976         992         (1%)
      Restructuring-related items (1)                          132         213         134        (21)         47        (64%)
      Other operating                                        4,041       3,627       3,908      4,197       3,683         (9%)
                                                          --------    --------    --------   --------    --------
         Total operating expenses                           10,501       9,592       9,523      9,985       9,812         (7%)
                                                          --------    --------    --------   --------    --------

GAIN ON SALE OF STOCK BY SUBSIDIARY (2)                         --          --          --         --       1,270         --
                                                          --------    --------    --------   --------    --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
      CUMULATIVE EFFECT OF ACCOUNTING CHANGES                5,579       5,627       4,881      5,810       7,105         27%
Provision for income taxes                                   1,990       1,960       1,678      1,898       2,198         10%
Minority interest, net of income taxes                           9          15          26         37          17         89%
                                                          --------    --------    --------   --------    --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
      CHANGES                                                3,580       3,652       3,177      3,875       4,890         37%
Cumulative Effect of Accounting Changes (3)                    (42)       (116)         --         --         (47)       (12%)
                                                          --------    --------    --------   --------    --------
NET INCOME                                                $  3,538    $  3,536    $  3,177   $  3,875    $  4,843         37%
                                                          ========    ========    ========   ========    ========

(1) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment Bank businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Investment Bank and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations, in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates, and in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses.

(2) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest will be recognized on the initial public offering portion beginning on April 1, 2002.

(3) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the second quarter 2001 adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the first quarter 2002 adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                                                                     1Q 2002 VS.
                                                           1Q          2Q          3Q          4Q         1Q      1Q 2001 INCREASE/
                                                          2001        2001        2001        2001       2002        (DECREASE)
                                                        --------    --------    --------    --------   --------   -----------------

TOTAL REVENUES, NET OF INTEREST EXPENSE                 $ 20,281    $ 19,385    $ 19,387    $ 21,004   $ 20,995           4%
Effect of Securitization Activities                          766         930         907         965      1,021          33%
                                                        --------    --------    --------    --------   --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                21,047      20,315      20,294      21,969     22,016           5%

Total Operating Expenses                                  10,501       9,592       9,523       9,985      9,812          (7%)
Restructuring-Related Items (1)                             (132)       (213)       (134)         21        (47)         64%
                                                        --------    --------    --------    --------   --------
ADJUSTED OPERATING EXPENSES                               10,369       9,379       9,389      10,006      9,765          (6%)

Benefits, Claims and Credit Losses                         4,201       4,166       4,983       5,209      5,348          27%
Effect of Securitization Activities                          766         930         907         965      1,021          33%
                                                        --------    --------    --------    --------   --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                4,967       5,096       5,890       6,174      6,369          28%

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST      5,711       5,840       5,015       5,789      5,882           3%
Taxes on Core Income                                       2,042       2,040       1,727       1,890      2,006          (2%)
Minority Interest, Net of Income Taxes                         9          15          26          37         17          89%
                                                        --------    --------    --------    --------   --------
CORE INCOME                                                3,660       3,785       3,262       3,862      3,859           5%

Restructuring-Related Items, After-tax (1)                   (80)       (133)        (85)         13        (30)         63%
Gain on Sale of Stock by Subsidiary, After-tax (2)            --          --          --          --      1,061          --
Cumulative Effect of Accounting Changes (3)                  (42)       (116)         --          --        (47)        (12%)
                                                        --------    --------    --------    --------   --------
NET INCOME                                              $  3,538    $  3,536    $  3,177    $  3,875   $  4,843          37%
                                                        ========    ========    ========    ========   ========

(1) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations, in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates, and in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses.

(2) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest will be recognized on the initial public offering portion beginning on April 1, 2002.

(3) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the second quarter 2001 adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the first quarter 2002 adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

CITIGROUP CONSOLIDATED STATEMENT OF FINANCIAL POSITION
(In millions of dollars)

                                                            [LOGO APPEARS HERE]


                                                                          MARCH 31,     JUNE 30,       SEPTEMBER 30,   DECEMBER 31,
                                                                            2001          2001             2001            2001
                                                                          ---------     ---------      -------------   ------------
ASSETS
Cash and due from banks (including segregated cash and other deposits)    $  14,373     $  15,081       $   21,877      $   18,515
Deposits at interest with banks                                              19,284        15,199           17,488          19,216
Federal funds sold and securities purchased under resale agreements         134,188       138,668          138,582         134,809
Brokerage receivables                                                        24,592        23,238           50,004          35,155
Trading account assets                                                      137,137       145,113          155,292         144,904
Investments                                                                 125,698       123,480          147,879         160,837
Loans, net of unearned income
      Consumer                                                              220,780       225,018          246,779         248,201
      Corporate                                                             145,497       143,608          152,636         143,732
                                                                          ---------     ---------      -------------   ------------
Loans, net of unearned income                                               366,277       368,626          399,415         391,933
Allowance for credit losses                                                  (8,957)       (8,917)          (9,918)        (10,088)
                                                                          ---------     ---------      -------------   ------------
      Total loans, net                                                      357,320       359,709          389,497         381,845
Goodwill                                                                     11,949        11,975           23,327          23,861
Intangible assets                                                             7,656         7,575            8,760           9,003
Reinsurance recoverables                                                     10,507        10,636           12,064          12,373
Separate and variable accounts                                               23,514        25,102           23,080          25,569
Other assets                                                                 78,109        77,651           80,399          85,363
                                                                          ---------     ---------      -------------   ------------
TOTAL ASSETS                                                              $ 944,327     $ 953,427       $1,068,249      $1,051,450
                                                                          =========     =========      =============   ============
LIABILITIES
      Non-interest-bearing deposits in U.S. offices                       $  16,755     $  18,056       $   20,598      $   23,054
      Interest-bearing deposits in U.S. offices                              81,637        85,515          102,572         110,388
      Non-interest-bearing deposits in offices outside the U.S.              13,975        14,115           16,463          18,779
      Interest-bearing deposits in offices outside the U.S.                 200,918       196,912          217,537         222,304
                                                                          ---------     ---------      -------------   ------------
Total deposits                                                              313,285       314,598          357,170         374,525
Federal funds purchased and securities sold under repurchase agreements     136,239       148,365          154,709         153,511
Brokerage payables                                                           13,415        16,517           45,643          32,891
Trading account liabilities                                                  84,783        76,034           74,508          80,543
Contractholder funds and separate and variable accounts                      44,501        46,812           45,714          48,932
Insurance policy and claims reserves                                         45,157        45,432           48,667          49,294
Investment banking and brokerage borrowings                                  17,843        12,817            9,975          14,804
Short-term borrowings                                                        48,474        45,923           50,632          24,461
Long-term debt                                                              118,080       121,705          128,276         121,631
Other liabilities                                                            48,971        50,121           67,431          62,486
                                                                          ---------     ---------      -------------   ------------

Citigroup or subsidiary obligated mandatorily redeemable
      securities of subsidiary trusts holding solely
      junior subordinated debt securities of               --Parent           2,300         2,300            4,850           4,850
                                                           --Subsidiary       2,620         2,275            2,275           2,275
                                                                          ---------     ---------      -------------   ------------
TOTAL LIABILITIES                                                           875,668       882,899          989,850         970,203
                                                                          ---------     ---------      -------------   ------------

STOCKHOLDERS' EQUITY
Preferred Stock                                                               1,747         1,763            1,774           1,525
Common Stock                                                                     54            54               55              55
Additional paid-in capital                                                   17,050        16,881           23,150          23,196
Retained earnings                                                            61,660        64,460           66,781          69,803
Treasury stock                                                              (10,299)      (10,763)         (11,170)        (11,099)
Accumulated other changes in equity from nonowner sources                       235           (90)            (559)           (844)
Unearned compensation                                                        (1,788)       (1,777)          (1,632)         (1,389)
                                                                          ---------     ---------      -------------   ------------
TOTAL STOCKHOLDERS' EQUITY                                                   68,659        70,528           78,399          81,247
                                                                          ---------     ---------      -------------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $ 944,327     $ 953,427       $1,068,249      $1,051,450
                                                                          =========     =========      =============   ============





                                                                                                    MARCH 31, 2002
                                                                                                           VS.
                                                                              MARCH 31,            DECEMBER 31, 2001
                                                                                2002                   INC (DECR)
                                                                             -----------           -----------------
ASSETS
Cash and due from banks (including segregated cash and other deposits)       $    15,984                  (14%)
Deposits at interest with banks                                                   17,189                  (11%)
Federal funds sold and securities purchased under resale agreements              150,605                   12%
Brokerage receivables                                                             26,848                  (24%)
Trading account assets                                                           145,059                    -
Investments                                                                      172,085                    7%
Loans, net of unearned income
      Consumer                                                                   246,699                     -
      Corporate                                                                  142,262                   (1%)
                                                                             -----------
Loans, net of unearned income                                                    388,961                   (1%)
Allowance for credit losses                                                      (10,520)                  (4%)
                                                                             -----------
      Total loans, net                                                           378,441                   (1%)
Goodwill                                                                          25,506                    7%
Intangible assets                                                                  8,885                   (1%)
Reinsurance recoverables                                                          12,531                    1%
Separate and variable accounts                                                    25,981                    2%
Other assets                                                                      78,543                   (8%)
                                                                             -----------
TOTAL ASSETS                                                                 $ 1,057,657                    1%
                                                                             ===========

LIABILITIES
      Non-interest-bearing deposits in U.S. offices                          $    21,652                   (6%)
      Interest-bearing deposits in U.S. offices                                  119,083                    8%
      Non-interest-bearing deposits in offices outside the U.S.                   18,488                   (2%)
      Interest-bearing deposits in offices outside the U.S.                      223,166                    -
                                                                             -----------

Total deposits                                                                   382,389                    2%
Federal funds purchased and securities sold under repurchase agreements          165,120                    8%
Brokerage payables                                                                25,790                  (22%)
Trading account liabilities                                                       81,537                    1%
Contractholder funds and separate and variable accounts                           49,992                    2%
Insurance policy and claims reserves                                              49,840                    1%
Investment banking and brokerage borrowings                                       17,091                   15%
Short-term borrowings                                                             24,805                    1%
Long-term debt                                                                   117,757                   (3%)
Other liabilities                                                                 52,992                  (15%)
                                                                             -----------

Citigroup or subsidiary obligated mandatorily redeemable
      securities of subsidiary trusts holding solely
      junior subordinated debt securities of               --Parent                4,326                  (11%)
                                                           --Subsidiary            2,380                    5%
                                                                             -----------
TOTAL LIABILITIES                                                                974,019                     -
                                                                             ===========

STOCKHOLDERS' EQUITY

Preferred Stock                                                                    1,400                   (8%)
Common Stock                                                                          55                     -
Additional paid-in capital                                                        23,860                    3%
Retained earnings                                                                 73,798                    6%
Treasury stock                                                                   (11,194)                  (1%)
Accumulated other changes in equity from nonowner sources                         (1,770)                  NM
Unearned compensation                                                             (2,511)                 (81%)
                                                                             -----------
TOTAL STOCKHOLDERS' EQUITY                                                        83,638                    3%
                                                                             -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                   $ 1,057,657                    1%
                                                                             ===========

NM  Not meaningful

       CONSUMER LOAN DELINQUENCY AMOUNTS AND NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)

                                                            [LOGO APPEARS HERE]


                                                       90 Days Or More Past Due (1)             EOP
                                                  -------------------------------------        Loans
                                                    1Q01           4Q01           1Q02          1Q02
                                                  -------        -------        -------      --------
PRODUCT VIEW:

             North America Cards                  $ 1,855        $ 2,210        $ 2,294      $  107.7
                Ratio                                1.82%          1.99%          2.13%
             International Cards                      146            174            194          10.0
                Ratio                                1.58%          1.65%          1.95%
       Cards                                        2,001          2,384          2,488         117.7
          Ratio                                      1.80%          1.96%          2.11%
             North America Consumer Finance         1,597          2,001          1,979          60.3
                Ratio                                2.82%          3.36%          3.28%
             International Consumer Finance           167            242            234          14.3
                Ratio                                1.31%          1.71%          1.64%
       Consumer Finance                             1,764          2,243          2,213          74.6
          Ratio                                      2.54%          3.04%          2.97%
             North America Retail Banking           1,135          2,299          2,405          68.2
                Ratio                                2.09%          3.42%          3.53%
             International Retail Banking           1,135          1,138          1,076          36.0
                Ratio                                3.05%          3.08%          2.99%
       Retail Banking                               2,270          3,437          3,481         104.2
          Ratio                                      2.48%          3.30%          3.34%
       Private Banking                                 65            135            143          27.5
          Ratio                                      0.27%          0.53%          0.52%
       Other Consumer                                   5              -              1           1.2
          Ratio

=====================================================================================================

TOTAL MANAGED                                     $ 6,105        $ 8,199        $ 8,326      $  325.2
   Ratio                                             2.04%          2.51%          2.56%
=====================================================================================================

REGIONAL VIEW:

       North America (excluding Mexico)           $ 4,588        $ 5,556        $ 5,765      $  241.5
          Ratio                                      2.01%          2.29%          2.39%
       Mexico                                          27          1,032            979          11.2
          Ratio                                      2.24%          9.04%          8.71%
       Western Europe                                 802            810            818          20.0
          Ratio                                      4.37%          4.04%          4.08%
       Japan                                          110            192            203          17.1
          Ratio                                      0.69%          1.16%          1.19%
       Asia (excluding Japan)                         344            385            387          26.4
          Ratio                                      1.32%          1.44%          1.46%
       Latin America                                  180            166            102           4.2
          Ratio                                      3.02%          3.16%          2.46%
       CEEMEA                                          54             58             72           4.8
          Ratio                                      1.27%          1.22%          1.51%

=====================================================================================================

TOTAL MANAGED                                     $ 6,105        $ 8,199        $ 8,326      $  325.2
   Ratio                                             2.04%          2.51%          2.56%
=====================================================================================================


                                                         Net Credit Losses (1)                Average
                                                  ------------------------------------         Loans
                                                    1Q01          4Q01           1Q02           1Q02
                                                  -------       -------        -------        -------
PRODUCT VIEW:
             North America Cards                  $ 1,217       $ 1,589        $ 1,681        $ 107.6
                Ratio                                4.83%         5.86%          6.33%
             International Cards                       90           104            112           10.2
                Ratio                                3.86%         3.96%          4.47%
       Cards                                        1,307         1,693          1,793          117.8
          Ratio                                      4.74%         5.69%          6.17%
             North America Consumer Finance           349           460            442           59.8
                Ratio                                2.52%         3.08%          3.00%
             International Consumer Finance           160           198            215           13.6
                Ratio                                5.03%         5.40%          6.41%
       Consumer Finance                               509           658            657           73.4
          Ratio                                      2.99%         3.54%          3.63%
             North America Retail Banking              26           100             87           68.9
                Ratio                                0.19%         0.59%          0.51%
             International Retail Banking              99           106            116           36.7
                Ratio                                1.06%         1.12%          1.28%
       Retail Banking                                 125           206            203          105.6
          Ratio                                      0.55%         0.78%          0.78%
       Private Banking                                 (1)           10              2           27.0
          Ratio                                     -0.01%         0.15%          0.04%
       Other Consumer                                 (11)           30              9            1.3
          Ratio

=====================================================================================================

TOTAL MANAGED                                     $ 1,929       $ 2,597        $ 2,664        $ 325.1
   Ratio                                             2.61%         3.17%          3.32%
=====================================================================================================

REGIONAL VIEW:

       North America (excluding Mexico)             1,577       $ 2,114        $ 2,159        $ 241.2
          Ratio                                      2.82%         3.51%          3.63%
       Mexico                                           4            74             61           11.5
          Ratio                                      1.12%         2.62%          2.14%
       Western Europe                                  82            87             88           19.9
          Ratio                                      1.76%         1.72%          1.80%
       Japan                                          135           175            194           16.3
          Ratio                                      3.39%         3.99%          4.81%
       Asia (excluding Japan)                          63            72             79           26.6
          Ratio                                      0.96%         1.07%          1.20%
       Latin America                                   58            63             70            5.0
          Ratio                                      3.90%         4.23%          5.78%
       CEEMEA                                          10            12             13            4.6
          Ratio                                      1.01%         1.04%          1.18%

=====================================================================================================

TOTAL MANAGED                                     $ 1,929       $ 2,597        $ 2,664        $ 325.1
   Ratio                                             2.61%         3.17%          3.32%
=====================================================================================================


     (1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

          Reclassified to conform to the current period's presentation.

RESERVE FOR LOAN LOSSES
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                         1Q             2Q             3Q               4Q                1Q
                                                        2001           2001           2001             2001              2002
                                                      -------        -------        -------         --------          --------

ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD    $ 8,961        $ 8,957        $ 8,917         $  9,918          $ 10,088
                                                      -------        -------        -------         --------          --------
PROVISION FOR CREDIT LOSSES:
       Consumer                                         1,197          1,196          1,362            1,573             1,878
       Corporate                                          277            289            218              688               681
                                                      -------        -------        -------         --------          --------
                                                        1,474          1,485          1,580            2,261             2,559
                                                      -------        -------        -------         --------          --------

GROSS CREDIT LOSSES:

       Consumer                                         1,364          1,407          1,590            1,884             1,898
       Corporate                                          331            369            400              943               557
                                                      -------        -------        -------         --------          --------
                                                        1,695          1,776          1,990            2,827             2,455
                                                      -------        -------        -------         --------          --------
CREDIT RECOVERIES:

       Consumer                                           199            183            211              260               255
       Corporate                                           54             82            119              152                72
                                                      -------        -------        -------         --------          --------
                                                          253            265            330              412               327
                                                      -------        -------        -------         --------          --------

NET CREDIT LOSSES                                       1,442          1,511          1,660            2,415             2,128
                                                      -------        -------        -------         --------          --------
Other  --  net (1)                                        (36)           (14)         1,081              324                 1
                                                      -------        -------        -------         --------          --------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD          $ 8,957        $ 8,917        $ 9,918         $ 10,088          $ 10,520
                                                      =======        =======        =======         ========          ========

Net Consumer credit losses                            $ 1,165        $ 1,224        $ 1,379         $  1,624          $  1,643
As a percentage of average consumer loans                2.10%          2.19%          2.28%            2.62%             2.71%
Net Corporate credit losses                             $ 277          $ 287        $   281         $    791          $    485
As a percentage of average corporate loans               0.81%          0.82%          0.76%            2.18%             1.42%


ALLOWANCE FOR CREDIT LOSSES
   Consumer                                           $ 4,956        $ 4,914        $ 5,454         $  5,507          $  5,732
   Corporate                                            4,001          4,003          4,464            4,581             4,788
                                                      -------        -------        -------         --------          --------
       Total Allowance for Credit Losses              $ 8,957        $ 8,917        $ 9,918         $ 10,088          $ 10,520
                                                      =======        =======        =======         ========          ========

ALLOWANCE AS A PERCENT OF TOTAL LOANS
   Consumer                                              2.24%          2.18%          2.21%            2.22%             2.32%
   Corporate                                             2.75%          2.79%          2.92%            3.19%             3.37%
       Total                                             2.45%          2.42%          2.48%            2.57%             2.70%

(1) The third quarter 2001 includes the addition of $1 billion of credit loss reserves related to the acquisition of Banamex. A review of the Banamex credit portfolio was completed in the fourth quarter resulting in an increase to the allowance for credit losses. This increase does not relate to credit deterioration in the 2001 fourth quarter.

NONPERFORMING ASSETS
(In millions of dollars)

                                                            [LOGO APPEARS HERE]

                                                                         1Q           2Q           3Q            4Q           1Q
                                                                        2001         2001         2001          2001         2002
                                                                      -------      -------      -------       -------      -------
CASH-BASIS AND RENEGOTIATED LOANS
CORPORATE CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value) (1)       $   528      $   527      $   699       $   699      $   493
Other                                                                   1,879        2,079        2,404         2,834        3,502
                                                                      -------      -------      -------       -------      -------
        Total Corporate Cash-Basis Loans                              $ 2,407      $ 2,606      $ 3,103       $ 3,533      $ 3,995
                                                                      =======      =======      =======       =======      =======

CORPORATE CASH-BASIS LOANS
  CitiCapital                                                         $   439      $   495      $   613       $   625      $   674
  JENA (2)                                                                710          654          620           900          924
  Other International (3)                                               1,195        1,420        1,838         1,987        2,358
  Insurance Subsidiaries                                                   55           24           26            19           38
  Investment Activities                                                     8           13            6             2            1
                                                                      -------      -------      -------       -------      -------
        Total Corporate Cash-Basis Loans                              $ 2,407      $ 2,606      $ 3,103       $ 3,533      $ 3,995
                                                                      =======      =======      =======       =======      =======

CORPORATE CASH BASIS LOANS AS A % OF
     TOTAL CORPORATE LOANS                                               1.65%        1.81%        2.03%         2.46%        2.81%


CORPORATE RENEGOTIATED LOANS                                          $   434      $   435      $   369       $   336      $   335
                                                                      =======      =======      =======       =======      =======

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
        HAS BEEN SUSPENDED                                            $ 3,814      $ 4,134      $ 4,748       $ 4,742      $ 5,047
                                                                      =======      =======      =======       =======      =======

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer (4)                                                          $   268      $   289      $   407       $   393      $   384
                                                                      -------      -------      -------       -------      -------

Global Corporate and Investment Bank                                      178          199          189           147          145
Insurance Subsidiaries                                                    123          111          112           118          125
                                                                      -------      -------      -------       -------      -------
        Total Corporate  (4)                                              301          310          301           265          270
                                                                      -------      -------      -------       -------      -------

Corporate/Other                                                             8            8            9             8            -
                                                                      -------      -------      -------       -------      -------

TOTAL OTHER REAL ESTATE OWNED                                         $   577      $   607      $   717       $   666      $   654
                                                                      =======      =======      =======       =======      =======

OTHER REPOSSESSED ASSETS (5)                                          $   419      $   409      $   479       $   439      $   381
                                                                      =======      =======      =======       =======      =======

(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.

(2)  JENA includes Japan, Western Europe and North America.

(3) Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, Middle East and Africa. Banamex loan data from the third quarter of 2001forward is included in Mexico. A review of the Banamex credit portfolio was completed in the fourth quarter which caused Corporate cash-basis loans to increase. This increase does not relate to credit deterioration in the 2001 fourth quarter.

(4) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5) Primarily Corporate transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.